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EXHIBIT 10.11(A)

                                                                       1998 Plan
                                                                       Executive
                                                                       ---------
                                                            (retirement vesting/
                                                              from treasury with
                                                          complete tax gross up)

                         NORTH FORK BANCORPORATION, INC.

                           RESTRICTED STOCK AGREEMENT

DATE OF GRANT: _______________                 NUMBER OF SHARES: _______________



     AGREEMENT, dated the Date of Grant set forth above, between North Fork Bancorporation, Inc., a Delaware corporation (the "Company"), and _____________ _______________________________ ("Grantee").

     WHEREAS, Grantee is a valued and trusted key employee of the Company or one of its subsidiaries; and

     WHEREAS, the Company has elected to award to Grantee shares of "Restricted Stock" pursuant to and in accordance with the Company's 1998 Stock Compensation Plan (the "Plan"), in order that Grantee thereby may be induced to acquire and maintain an ownership interest in the Common Stock of the Company ("Common Stock") and to work for the success of the Company and its subsidiaries;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     1. RESTRICTED STOCK AWARD. The Company hereby grants and awards to Grantee, subject to the conditions and restrictions set forth in this Agreement and in the Plan, that number of shares of Common Stock identified above opposite the heading "Number of Shares" (the "Shares"), which Shares will be "Restricted Stock" within the meaning of Sections 2(u) and 9 of the Plan. As of the Date of Grant, the Shares will be issued from the treasury of the Company in the name of Grantee or a nominee of Grantee, provided, however, that a certificate or certificates representing the Shares will not be delivered to Grantee until such later date as is identified in Section 3 below.

     2. RESTRICTIONS ON TRANSFER, FORFEITABILITY PRIOR TO VESTING.

     (a) Except as otherwise specified by the committee of the Board of Directors of the Company (the "Board") charged with administering the Plan from time to time (the "Committee"), the Shares and rights relating thereto may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, and Grantee agrees not to sell, assign, transfer, pledge, hypothecate or otherwise dispose of such Shares or rights, prior to the Vesting Date (as defined in Section 2(b)


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below). If Grantee ceases to be an Affiliate of the Company (as defined below)
prior to such Vesting Date, Grantee shall immediately forfeit any and all unvested Shares together with all rights relating thereto, and the full ownership of such Shares and rights shall revert to the Company, and Grantee shall have no further rights under this Agreement. For purposes of the foregoing sentence, Grantee shall be an "Affiliate of the Company" if Grantee is employed by the Company or any of its subsidiaries or is serving the Company under a Consulting Agreement (as defined in Section 2(b) below). A leave of absence granted by the Company for reasons including, but not limited to, military service or illness and transfers of employment between the Company and any of its subsidiaries shall not be deemed a termination of employment of Grantee. On the Vesting Date, the restrictions on transferability of the Shares set forth in the first sentence of this Section 2(a) and the forfeitability of the Shares set forth in the second sentence of this Section 2(a) shall lapse and expire, and the Shares, if not previously forfeited, will become freely transferable, subject only to such further limitations on transfer, if any, as may exist under applicable securities laws or any other agreement then binding upon Grantee.

     (b) The "Vesting Date" for all the Shares subject hereto shall be that date when there occurs the first to occur of the following "Vesting Events":

          (i) Grantee's attaining normal retirement age under the principal retirement plan of the Company in effect at such time (the "Retirement Plan"), or the "early retirement" of Grantee under the Retirement Plan prior to attaining normal retirement age with the approval of the Board or the Committee, which approval for early retirement required under this subsection (b)(i) may be withheld for any reason or no reason (other than unlawful discrimination) and shall be required in order for the date of early retirement to constitute the Vesting Date hereunder even if such approval is not required for early retirement under the Retirement Plan;

          (ii) Grantee's death or Disability (as defined in Section 2(d) below); or

          (iii) the occurrence of a Change in Control of the Company (as defined in Section 7 below);

provided, however, that if the first to occur of subsections (b)(i), (b)(ii) or
(b)(iii), above, is the Grantee's attaining normal retirement age or the approved early retirement of Grantee in accordance with subsection (b)(i) above, and if, as of the date of such occurrence ("Grantee's Retirement Date"), the Board or the Committee determines, in the exercise of its reasonable judgment, that it is highly probable that some or all of the taxable compensation income that would be recognized by Grantee as a result of the vesting of the Shares as of Grantee's Retirement Date would be non-deductible to the Company for federal income tax purposes for the taxable year of the Company in which Grantee's Retirement Date falls as a result of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision of federal income tax law then in effect, then

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Grantee's attaining normal retirement age or the approved early retirement of
Grantee shall not constitute a Vesting Event under this Agreement and Grantee's Retirement Date shall not be the Vesting Date of the Shares hereunder, but rather on Grantee's Retirement Date, without any further action on the part of Grantee or the Company, there shall automatically come into existence a post-retirement consultancy agreement between Grantee and the Company ("Consulting Agreement"), which Consulting Agreement shall consist of such mutual duties, obligations and undertakings, and shall continue for at least such minimum period of time (the "Minimum Consulting Period"), as are set forth in Exhibit A attached hereto. In the event such a Consulting Agreement comes into effect, a Vesting Event within the meaning of subsection (b)(i) above shall be the expiration of the Minimum Consulting Period under the Consulting Agreement following Grantee's Retirement Date, and if such occurrence is the first Vesting Event to occur, the Vesting Date shall be 11:59 p.m. on the last day of the Minimum Consulting Period. To the extent that Grantee may have the right under the Retirement Plan, separate and apart from this Agreement and approved early retirement under subsection 2(b)(i), above, to elect early retirement without otherwise obtaining approval of the Company, the Board or the Committee, Grantee may request in advance that the Board or the Committee make a preliminary determination as to whether Grantee's election of early retirement as of any particular date would result in an automatic Consulting Agreement hereunder, and if so requested the Board or the Committee shall exercise its good faith judgment in making such a preliminary determination and communicating the same to Grantee for his consideration before electing early retirement.

     (c) Notwithstanding any other provision of this Agreement to the contrary, the Committee may, in its sole discretion, at any time or from time to time and with respect to any or all of the Shares, accelerate the Vesting Date of the Shares, if in its judgment the performance of Grantee has warranted such action or such action is in the best interest of the Company.

     (d) For purposes of this Agreement, "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of and in reliance on sufficient competent medical advice.

     3. CERTIFICATES. One or more certificates representing the Shares will be held by the Company or by its transfer agent, together with a stock power to be executed by Grantee in favor of the Company, until the Vesting Date of the Shares under Section 2(b), at which time a certificate or certificates representing the Shares will be issued to Grantee.

     4. DIVIDENDS AND VOTING. From and after the Date of Grant with respect to the Shares and until any subsequent transfer or forfeiture thereof by Grantee, Grantee shall be treated as the sole beneficial owner of such Shares, having all rights of a common stockholder of the Company with respect thereto, except as otherwise may be set forth in this Agreement. Specifically, and without limitation, Grantee shall have the following rights:

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     (a) Grantee shall be entitled to receive all dividends, payable in stock, in cash or in kind, or other distributions, declared on or with respect to any Shares as of a record date that occurs on or after the Date of Grant hereunder and prior to any transfer or forfeiture of such Shares; provided that any such dividends or distributions payable in equity securities of the Company or its affiliates, including shares of Common Stock or any series of Preferred Stock of the Company, or any warrants, options or rights to purchase any of the foregoing, received by Grantee prior to the Vesting Date shall be received and held by Grantee subject to the same restrictions on transfer and the same conditions regarding forfeiture as apply to the Shares with respect to which such dividends or distributions are paid; and

     (b) Grantee shall be entitled to exercise all voting rights with respect to the Shares, if the record date for the exercise of such voting rights occurs on or after the Date of Grant hereunder and prior to any transfer or forfeiture of such Shares.

In the event of forfeiture of any or all of the Shares by Grantee, Grantee shall not be required to return to the Company any dividends or distributions previously paid to Grantee with respect to such Shares, other than any dividends or distributions payable in the form of equity securities as described in subsection (a) of this Section 4, above.

     5. DESIGNATION OF BENEFICIARY. Grantee may designate a person or persons to receive, in the event of the death of Grantee, any Shares that may then vest. Such designation must be made either in the space indicated at the end of this Agreement or upon forms supplied by and delivered to the Company and may be revoked in writing. If Grantee fails effectively to designate a beneficiary, the estate of Grantee will be deemed to be the beneficiary of Grantee with respect to any such Shares then vesting.

     6. ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or stock split, recapitalization, merger, sale, consolidation, spinoff, reorganization, combination, delivery of stock rights or warrants, exchange of shares, or other similar corporate change, an appropriate adjustment will be made by the Committee to the number of Shares then subject to this Agreement, consistent with equitable considerations; provided, however, that if the Company shall deliver additional shares of Common Stock or other securities for consideration, no such adjustment shall be made. No such adjustment may materially change the value of benefits available to Grantee as a result of the prior award of the Shares.

     7. CHANGE IN CONTROL. A Change in Control of the Company (as defined below) constitutes a Vesting Event under Section 2(b) of this Agreement.

     For purposes of this Agreement, a "Change in Control of the Company" shall be deemed to have occurred as of the first date that any of the following occurs:

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     (a) Any individual, corporation (other than the Company), partnership, trust, association, pool, syndicate, or any other entity or any group of persons acting in concert (other than any of the foregoing that is controlled by or under common control with the Company) becomes the "beneficial owner," as that concept is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as the result of any one or more transactions (including gifts and stock repurchases but excluding transactions described in subsection (c), below), of securities of the Company possessing twenty-five percent (25%) or more of the Voting Power (as defined below) of the Company;

     (b) Approved Directors constitute less than a majority of the entire Board, with "Approved Directors" defined to mean the members of the Board as of the Date of Grant hereunder and any individuals who subsequently become members of the Board (i) having been elected by stockholders after being nominated or approved by a majority of the Approved Directors on the Board prior to such election, or (ii) having been appointed to the Board to fill a vacancy with the approval of a majority of Approved Directors on the Board prior to such appointment; or

     (c) The Company has entered into a binding agreement for a Sale of the Company (as defined below) and has received all required corporate, regulatory and other approvals for consummating such Sale of the Company, and the consummation thereof is expected by the Company to occur within fifteen (15) days.

     For purposes of subsection (c) of the preceding paragraph, "Sale of the Company" shall mean:

          (i) Any consolidation, merger or stock-for-stock-exchange involving the Company or the securities of the Company in which the holders of voting securities of the Company immediately prior to the consummation of such transaction will own, as a group, immediately after such consummation, voting securities of the Company (or, if the Company is not to survive such transaction, voting securities of the Surviving Corporation, as defined below) having less than fifty percent (50%) of the Voting Power of the Company (or the Surviving Corporation), excluding any securities of the Surviving Corporation owned by any members of such group prior to such transaction and any securities to be received in such transaction by any members of such group which represent disproportionate percentage increases in their share holdings vis-a-vis the other members of such group; or

          (ii) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions), of all, or substantially all, of the assets of the Company to a party which is not controlled by or under common control with the Company prior to such transaction or series of transactions.

For purposes of the preceding sentence, the "Surviving Corporation" in any transaction in which the


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Company does not survive shall mean the corporation that issues securities and/or other consideration to the stockholders of the Company in connection with such transaction, or, if such issuing corporation is controlled directly or indirectly by another corporation, the ultimate controlling corporation of such issuing corporation.

     For purposes of this Section 7, the "Voting Power" of a corporation at a given time shall mean the total number of votes entitled to be cast generally in an election of directors of such corporation at such time by all holders of outstanding equity securities of such corporation.

     8. EFFECT ON EMPLOYMENT. The award of Shares and related rights to Grantee provided for herein shall not, in and of itself, confer upon Grantee any right to continue in the employment of the Company or its subsidiaries or to continue to perform services therefor and shall not in any way interfere with any right of the Company or its subsidiaries to terminate the services of Grantee as an employee or officer at any time.

     9. TAX PAYMENTS. The Company shall pay on behalf of Grantee any and all taxes, federal, state or local, payable by Grantee on or as a result of the vesting of the Shares awarded hereunder, including any taxes or additional taxes payable by Grantee on or as a result of amounts received by or on behalf of Grantee under any other agreement, contract, plan or arrangement with the Company or any of its subsidiaries which would not have been payable absent such vesting. Taxes payable hereunder on behalf of Grantee shall include, without limitation, all income and excise taxes, including excise taxes under Section 4999(a) of the Code, and also shall include all income and excise taxes payable by Grantee as a result of payments of taxes by the Company on behalf of Grantee under this Section 9.

     10. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware.

     11. EFFECT OF PLAN. Grantee acknowledges that in the event of any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan will control.





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     IN WITNESS WHEREOF, the parties hereto have, personally or by a duly authorized representative, executed this Agreement as of the Date of Grant first above written.

                                        NORTH FORK BANCORPORATION, INC.

                                        By: _________________________________
                                                 (Authorized Officer)

                                        "GRANTEE"


                                        ________________________________________

DESIGNATION OF BENEFICIARY

_______________________________
  (Relationship to Grantee)

                                        ________________________________________
                                                 (Name of Beneficiary)

                                        ________________________________________
                                                   (Street Address)

                                        ________________________________________
                                                (City, State, Zip Code)

                                        ________________________________________
                                               (Social Security Number)



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                                                                       Exhibit A

                        Key Terms of Consulting Agreement

     The Consulting Agreement between Grantee and the Company referred to in
Section 2(b) of the Restricted Stock Agreement to which this Exhibit A is attached (the "Agreement") shall contain the following key terms and provisions:

     1. Grantee will perform, and the Company will expect Grantee to perform, commencing on Grantee's Retirement Date and continuing until termination of the Consulting Agreement, personal consulting services for the Company of a substantial nature and involving duties and tasks of the sort typical and suitable for retiring executives such as Grantee to perform under such continuing consulting arrangements. The identification of specific duties and tasks to be performed by Grantee will be within the overall control and discretion of the Board, provided that in the daily performance of his tasks Grantee will act as an independent contractor.

     2. In return for his services as consultant, Grantee will receive from the Company for the duration of the Consulting Agreement a monthly amount, payable in cash, equal to one-eighteenth of Grantee's final annual base salary as an executive officer of the Company. Grantee shall be eligible for such other consideration, including participation in such compensatory plans of the Company that do not limit participation therein to employees, as the Board or the Committee may deem appropriate.

     3. During the term of the Consulting Agreement, Grantee shall not at any time be an "executive officer" of the Company within the meaning of Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, or any successor regulation in effect from time to time.

     4. The parties intend that the Consulting Agreement shall continue for at least a minimum period of time after Grantee's Retirement Date extending from such date until (x) the last day of the first calendar month in the fiscal year of the Company following the fiscal year of the Company in which Grantee's Retirement Date occurs, or (y) the 90th day after Grantee's Retirement Date, whichever is later (such minimum duration, the "Minimum Consulting Period"). The Consulting Agreement will terminate on the last day of the Minimum Consulting Period, unless terminated before such date or extended beyond such date pursuant to the provisions of Section 5 of this Exhibit A.

     5. The Company may terminate the Consulting Agreement before the last day of the Minimum Consulting Period if and only if the Board determines by a majority of the entire Board that Grantee has not adequately performed his assigned consulting tasks and duties thereunder, after notice and a reasonable opportunity to correct such non-performance. At any time prior to the last

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day of the Minimum Consulting Period, the Company may advise Grantee that it is willing to extend the Consulting Agreement beyond such last day, for a definite or indefinite period of time beyond such last day, and Grantee may accept such offer of extension, in which event the Consulting Agreement shall continue until such later date as the Company may then or subsequently designate as the final termination date. No such offer and acceptance of an extension of the Consulting Agreement, however, will affect the date of the Vesting Event under subsection
(i) of Section 2(b) of the Agreement, which date shall be the last day of the Minimum Consulting Period if a Consulting Agreement described herein is entered into and becomes effective under Section 2(b) of the Agreement. Nothing herein shall preclude Grantee from discontinuing his services to the Company under the Consulting Agreement at any time, with or without prior notice.

     6. The Consulting Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. It shall be binding upon and shall inure to the benefit of the respective parties' heirs, successors and assigns. Capitalized terms used herein and not otherwise defined herein shall have the meaning given such terms in the Agreement.

                                       A-2